Exhibit 99.1

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Exhibit 99.1

PROVIDENT BANKSHARES

CORPORATION

Caution Regarding Forward-Looking Statements

Statements contained in this presentation that are not historical facts are forward- looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  The words “anticipate”, “believe”, “estimate”, “expect”, “should”, ”will” and similar expressions are intended to identify these forward- looking statements.  Such forward- looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including Form 10- K for the year ended 12/ 31/ 02 and Form 10- Q for the most recent quarter.

PROVIDENT BANKSHARES CORPORATION
History

•                  1886 - Founded

•                  1987 - Converted to Commercial Bank

•                  1993 - Totally Free Checking/In-Store Branches

•                  1997 - CSB Acquisition

THE PROVIDENT
DISTINCTION

UNIQUE BY WHO WE ARE…

•                       $5 Billion in Assets

•                       “Right size bank” to know and serve our primary region

•                       Access to Executive Management

•                       Targeted to specific customers

•                       “Middle America” Consumer customer

•                       Small Business and Middle Market

•                       Sophisticated niche businesses (RE & Marine)

•                       Value-oriented products and delivery

•                       Convenient access

•                       Depth and breadth of products and services

... AND UNIQUE BY WHO WE ARE NOT

•                       Wealth Management

•                       No Trust department

•                       No Private Banking services

•                       Mortgage Banking

•                       Large Corporate Banking

•                       International Banking

KEY STRATEGIES

•                       BUILD IMAGE AND MARKET SHARE IN THE WASHINGTON SUBURBS

•                       GROW COMMERCIAL BANKING MARKET SHARE IN THE BALTIMORE-WASHINGTON CORRIDOR

•                       EXPAND BRANCH NETWORK

•                       GROW CORE BANKING BUSINESS

•                       IMPROVE FINANCIAL FUNDAMENTALS

PROVIDENT BANKSHARES
C O R P O R A T I O N

BUILD IMAGE AND MARKET
SHARE IN THE WASHINGTON
SUBURBS

BUILD IMAGE AND MARKET SHARE IN
WASHINGTON SUBURBS

•      CONTINUE LONG TERM RETAIL NETWORK EXPANSION PLAN

•      SEEK MEDIA AND COMMUNITY RELATIONS ACTIVITIES

•      DEVELOP COMMERCIAL LENDING STAFF AND IMPROVE QUALITY OF CALLING EFFORTS

TOTAL AWARENESS TRENDS

Baltimore and DC 1997-2003

[CHART]

BUILD IMAGE AND MARKET SHARE IN WASH SUBURBS

CONSUMER CHECKING BALANCE GROWTH
WASHINGTON REGION

99-02 CAGR 22.27%

[CHART]

BUILD IMAGE AND MARKET SHARE IN WASH SUBURBS	$000

COMMERCIAL LOAN AND DEPOSIT/REPO
GROWTH-WASHINGTON REGION

99-02 CAGR Loans - 19.41%
99-02 CAGR Deposits/Repo - 46.01%

[CHART]

BUILD IMAGE AND MARKET SHARE IN WASH SUBURBS	Average Balances ($ millions)

GROW COMMERCIAL BANKING
MARKET SHARE IN THE
BALTIMORE-WASHINGTON
CORRIDOR

GROW COMMERCIAL BANKING MARKET SHARE
IN BALTIMORE-WASHINGTON CORRIDOR

•                       OPTIMIZE BENEFIT OF CUSTOMER RELATIONSHIP MANAGEMENT SYSTEM

•                       REFINE PROSPECTING ACTIVITIES

•                       IMPROVE PERFORMANCE MANAGEMENT SYSTEMS

•                       DEVELOP SEGMENTATION PLAN FOR EXISTING CUSTOMER BASE

CORE COMMERCIAL LOAN AND
DEPOSIT/REPO GROWTH

Average Balances ($ millions)	99-02 CAGR Loans -	13.19%
	99-02 CAGR Deposits/Repo -	36.19%

LOANS*

[CHART]

DEPOSIT/REPO

[CHART]

*       Excludes out of market shared national credits

GROW COMMERCIAL BANKING BUSINESS

EXPAND BRANCH NETWORK

EXPAND BRANCH NETWORK

•                       EXPAND TRADITIONAL NETWORK THROUGH DE NOVO OPENINGS

•                       EXPAND IN-STORE NETWORK - “SPOKE AND HUB”

•                       ESTABLISH LIMITED SERVICE SALES OFFICES - “ATM PLUS”

•                       EXPAND ATM NETWORK

PROVIDENT TRADE AREA

[GRAPHIC]

Baltimore City/Baltimore County

•                       Homeowners - 72%

•                       Average Income - $51,500

•                       Average Age - 40.78 Years

Montgomery County/Northern Virginia

•                       Homeowners - 75%

•                       Average Income - $73,700

•                       Average Age - 39.59

BANKING OFFICE NETWORK

BEFORE 1997 - 44 BRANCHES

[GRAPHIC]

Blue - Traditional; Red - In-Store

BANKING OFFICE NETWORK - 2003

123 BRANCHES

[GRAPHIC]

Blue - Traditional; Red - In-Store; Yellow - Proposed 2003

PROVIDENT’S IN-STORE
DIFFERENCE

[GRAPHIC]

PARTNERS                                                                                                  PEOPLE

IN-STORE SUCCESS

PRODUCT                                                                                                    PROGRAM

SPOKE AND HUB

[GRAPHIC]

IN-STORE EXECUTION

Low Rate Deposit Generation

[CHART]

2002 Average Balances -

Source:  2002 National Commerce Bank In-Store Banking Survey

DEPOSIT DISTRIBUTION

TRADITIONAL

[CHART]

IN-STORE

[CHART]

CONSUMER DDA FEES PER ACCOUNT

[CHART]

GROW CORE BANKING
BUSINESS

GROW CORE BANKING

BUSINESS

•                       EXPAND AND ENHANCE SMALL BUSINESS EFFORTS

•                       BUILD MASTERMONEY LOYALTY AND USAGE PROGRAM

•                       BUILD DEEPER CONSUMER AND COMMERCIAL CUSTOMER RELATIONSHIPS - “Cross Sell, Retain, Expand”

•                       OPTIMIZE USE OF OUR SALES CHANNELS WITH CUSTOMER SEGMENTATION

CORE / NON-CORE

•                       CORE LOANS

•                       Originated by Provident; participations in our defined market area

•                       Core Consumer includes home equity loans and lines, marine, other installment loans

•                       Core Commercial includes real estate, commercial loans and lines and leases

•                       NON-CORE LOANS

•                       Purchased loans; participations outside our defined market area; discontinued product lines

•                       CORE DEPOSITS

•                       All deposits except brokered deposits and deposits related to discontinued product lines

LOAN MIX

2000/2003

2000

[CHART]

1Q 2003

[CHART]

GROW CROW BANKING BUSINESS

DEPOSIT MIX

2000/2003

2000

[CHART]

1Q 2003

[CHART]

GROW CROW BANKING BUSINESS

CORE LOANS VS TOTAL LOANS

99-02 CAGR Core Loans	14.20%
99-02 CAGR Total Loans	(6.62%)

[CHART]

GROW CORE BANKING BUSINESS	Average Balances ($ millions)

CORE DEPOSITS VS TOTAL DEPOSITS

99-02 CAGR Core Deposits	7.53%
99-02 CAGR Total Deposits	(2.92%)

[CHART]

GROW CORE BANKING BUSINESS	Average Balances ($ millions)

NON-INTEREST INCOME

NON-INTEREST INCOME*

[CHART]

% TOTAL REVENUE*

[CHART]

99-02 Compound Annual Growth Rate 15.9%

($000’s)

EXPAND BRANCH NETWORK

*                      Non-Interest Income and Revenue exclude Net Gains

IMPROVE FINANCIAL
FUNDAMENTALS

FINANCIAL FUNDAMENTALS

NET INTEREST MARGIN

[CHART]

EXPENSE GROWTH

[CHART]

FINANCIAL FUNDAMENTALS

NON PERFORMING LOANS

[CHART]

NET CHARGE OFFS

[CHART]

$ millions

FINANCIAL FUNDAMENTALS

CAPITAL RATIOS

[CHART]

DILUTED EARNINGS PER SHARE

[CHART]

FINANCIAL FUNDAMENTALS

CASH DIVIDEND

[CHART]

DIVIDEND YIELD

[CHART]

FINANCIAL FUNDAMENTALS

RETURN ON ASSETS

[CHART]

RETURN ON AVERAGE COMMON EQUITY

[CHART]

00-02 Compound Annual Growth Rate  17%

IMPROVE FINANCIAL FUNDAMENTALS

STRATEGIC FOCUS

•                       Continue to refine strategies to seek long-term financial performance more reflective of high-performing peer group

•                       Methodically decrease reliance on non-core and low margin business while building core business and controlling cost structure

THE PROVIDENT DISTINCTION

•                       Solid core bank performance

•                       Effective expansion strategy

•                       Growing market share in attractive markets

•                       Stable and improving credit quality

•                       Experienced management team

PROVIDENT BANKSHARES
C O R P O R A T I O N

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy:  (410) 277-2833

Investment Community: Josie Porterfield:  (410) 277-2889